TILSON INVESTMENT TRUST
________________________________________________________________________________

                                TILSON FOCUS FUND
                              TILSON DIVIDEND FUND
________________________________________________________________________________


                                   SUPPLEMENT

                             Dated October 18, 2005


This Supplement to the Prospectus ("Prospectus") and Statement of Additional Information ("SAI") dated March 16, 2005 and Supplemented on July 11, 2005 for the Tilson Focus Fund and the Tilson Dividend Fund ("Funds"), each a series of Tilson Investment Trust, updates the Prospectus and SAI to revise the information as described below. Together, the Funds' Prospectus and SAI dated March 16, 2005 and Supplemented on July 11, 2005 and this supplement constitute the Funds' current Prospectus and SAI. For further information, please contact the Funds toll-free at 1-888-4TILSON (1-888-484-5766). You may also obtain additional copies of the Funds' Prospectus and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

o The following paragraph replaces the "Disclosure of Portfolio Holdings" section found on page 5 of the Prospectus:

          Disclosure of Portfolio Holdings. In addition to publicly disclosing a complete schedule of the Funds' portfolio holdings as described in the Funds' Statement of Additional Information ("SAI"), the Funds and/or Advisor may, from time to time, prepare calendar quarter management report letters ("Quarterly Letters") which will typically include additional portfolio holdings information, including selective disclosure of certain of the Funds' portfolio holdings as of the end of the calendar quarter. The Funds will generally make the Quarterly Letters available to the public on the Funds' website at http://www.tilsonmutualfunds.com within thirty (30) days after the close of any calendar quarter for which a Quarterly Letter is prepared and such information will remain available until the earlier of the date the next Quarterly Letter is posted or the end of the next calendar quarter. To reach the Quarterly Letters, use the link "Reports and Letters to Investors" located on the left side of the Funds' home page. The Funds and/or Advisor may also send the Quarterly Letters to shareholders of the Funds and to mutual fund analysts;
          provided that a Quarterly Letter will not be sent to shareholders of the Funds or analysts until one day after such letter has been publicly disclosed on the Funds' website. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

o The following sentence is being added as the last sentence of the second paragraph of the "Disclosure of Portfolio Holdings" section beginning on page 29 of the SAI:

          In addition, the Funds and/or Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly management letters as described in the Funds' Prospectus.

          Investors Should Retain This Supplement for Future Reference
          ------------------------------------------------------------